UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 31, 2017 (June 15, 2017)

KMG Chemicals, Inc.

(Exact name of registrant as specified in its charter)

TEXAS	001-35577	75-2640529
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 Throckmorton Street
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 817-761-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Current Report on Form 8-K filed by KMG Chemicals, Inc. (the “Company”) on June 15, 2017 (the “Original Report”). This Amendment is being filed solely to include the audited and unaudited financial statements of Flowchem Holdings LLC and other information required by Item 9.01 of Form 8-K concerning our acquisition of Flowchem Holdings LLC on June 15, 2017.  No other amendments to the Original Form are being made by this Amendment.

Item 9.01Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The Audited Consolidated Financial Statements of Flowchem Holdings LLC as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 are filed as Exhibit 99.1 to this Amendment and are included herein by reference.

The Unaudited Condensed Consolidated Financial Statements of Flowchem Holdings LLC as of March 31, 2017 and December 31, 2016 and for the three months ended March 31, 2017 and 2016 are filed as Exhibit 99.2 to this Amendment and are included herein by reference.

(b)	Pro forma financial information.

The Unaudited Pro Forma Condensed Consolidated Financial Statements as of April 30, 2017 and for the year ended July 31, 2016 and for the nine months ended April 30, 2017, are filed as Exhibit 99.3 to this Amendment and are included herein by reference.

(d)	Exhibits

23.1	Consent of BDO USA, LLP, Independent Auditor of Flowchem Holdings LLC

99.1	Audited Consolidated Financial Statements of Flowchem Holdings LLC and Subsidiaries as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016

99.2	Unaudited Condensed Consolidated Financial Statements of Flowchem Holdings LLC and Subsidiaries as of March 31, 2017 and December 31, 2016 and for the three months ended March 31, 2017 and 2016

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG Chemicals, Inc.

By:	/s/ Roger C. Jackson	Date: August 31, 2017
Roger C. Jackson,
Vice President, General Counsel and Secretary